Vanguard® Mid-Cap Growth Index Fund
Schedule of Investments (unaudited)
As of September 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.8%)
Basic Materials (1.5%)
	Fastenal Co.	9,833,899	482,254
Consumer Discretionary (20.4%)
*	ROBLOX Corp. Class A	5,250,835	727,346
	Royal Caribbean Cruises Ltd.	2,094,782	677,830
	Ross Stores Inc.	2,802,652	427,096
*	Carvana Co.	1,124,057	424,039
*	Take-Two Interactive Software Inc.	1,501,682	387,975
*	Flutter Entertainment plc	1,506,369	382,618
	Yum! Brands Inc.	2,378,185	361,484
	Garmin Ltd.	1,402,036	345,209
*	Copart Inc.	7,457,052	335,344
*	AutoZone Inc.	71,673	307,494
	Hilton Worldwide Holdings Inc.	1,007,688	261,435
*	Carnival Corp.	9,002,992	260,277
	Tractor Supply Co.	4,541,130	258,254
*	Live Nation Entertainment Inc.	1,406,440	229,812
	Expedia Group Inc.	1,012,774	216,480
*	Ulta Beauty Inc.	385,134	210,572
*	Trade Desk Inc. Class A	3,818,915	187,165
*	Lululemon Athletica Inc.	933,964	166,180
	Rollins Inc.	2,491,679	146,361
	Las Vegas Sands Corp.	2,646,986	142,381
*	Burlington Stores Inc.	540,588	137,580
*	NVR Inc.	11,680	93,845
	Domino's Pizza Inc.	130,917	56,518
	Warner Music Group Corp. Class A	593,542	20,216
			6,763,511
Consumer Staples (0.5%)
	Church & Dwight Co. Inc.	2,087,505	182,928
Energy (2.4%)
	Targa Resources Corp.	1,843,953	308,936
	Coterra Energy Inc.	6,212,328	146,922
	EQT Corp.	2,673,699	145,529
*	First Solar Inc.	436,521	96,266
	Texas Pacific Land Corp.	83,715	78,160
[1]	Venture Global Inc. Class A	787,492	11,174
			786,987
Financials (11.2%)
*	Robinhood Markets Inc. Class A	6,631,978	949,566
*	Coinbase Global Inc. Class A	1,841,030	621,329
	MSCI Inc.	629,787	357,347
	Ares Management Corp. Class A	1,757,787	281,053
	Interactive Brokers Group Inc. Class A	3,624,451	249,398
	Broadridge Financial Solutions Inc.	1,003,685	239,048
	Apollo Global Management Inc.	1,725,644	229,977
	LPL Financial Holdings Inc.	685,536	228,071
	Brown & Brown Inc.	2,402,501	225,331
	Tradeweb Markets Inc. Class A	997,878	110,744
*	Markel Group Inc.	51,496	98,427
	FactSet Research Systems Inc.	162,005	46,413
	Blue Owl Capital Inc. Class A	2,680,731	45,385
[1]	Rocket Cos. Inc. Class A	2,081,399	40,337
			3,722,426
Health Care (9.5%)
*	Alnylam Pharmaceuticals Inc.	1,123,196	512,177
*	IDEXX Laboratories Inc.	685,549	437,990
*	Edwards Lifesciences Corp.	5,030,797	391,245
*	Veeva Systems Inc. Class A	1,260,246	375,440
	ResMed Inc.	1,254,617	343,426

		Shares	Market Value ($000)
	Agilent Technologies Inc.	2,434,138	312,422
*	Dexcom Inc.	3,360,336	226,117
	West Pharmaceutical Services Inc.	616,171	161,640
*	Waters Corp.	510,065	152,923
	STERIS plc	421,987	104,417
*	Insulet Corp.	301,590	93,110
*	Molina Healthcare Inc.	116,026	22,203
			3,133,110
Industrials (22.7%)
	Howmet Aerospace Inc.	3,454,298	677,837
	TransDigm Group Inc.	482,859	636,418
	Quanta Services Inc.	1,276,795	529,129
*	Axon Enterprise Inc.	639,057	458,613
	AMETEK Inc.	1,979,017	372,055
	WW Grainger Inc.	389,379	371,063
	Vulcan Materials Co.	1,132,138	348,268
*	Block Inc. Class A	4,709,241	340,337
	Martin Marietta Materials Inc.	516,746	325,695
	Xylem Inc.	2,085,770	307,651
	Cintas Corp.	1,467,570	301,233
	Verisk Analytics Inc.	1,197,227	301,115
*	Fair Isaac Corp.	195,403	292,426
	Equifax Inc.	1,060,816	272,131
*	Teledyne Technologies Inc.	401,785	235,462
	Old Dominion Freight Line Inc.	1,620,858	228,184
*	Mettler-Toledo International Inc.	176,513	216,689
	Veralto Corp.	2,020,165	215,370
	Paychex Inc.	1,389,160	176,090
	Rockwell Automation Inc.	481,713	168,373
*	Corpay Inc.	574,843	165,589
	HEICO Corp. Class A	648,808	164,856
	Ingersoll Rand Inc.	1,702,926	140,696
	HEICO Corp.	353,348	114,068
*	Trimble Inc.	1,019,573	83,248
	TransUnion	834,662	69,928
			7,512,524
Real Estate (4.9%)
	Realty Income Corp.	7,834,708	476,272
*	CoStar Group Inc.	3,630,192	306,279
	Ventas Inc.	3,894,356	272,566
	Extra Space Storage Inc.	1,818,810	256,343
	SBA Communications Corp.	920,134	177,908
	Invitation Homes Inc.	2,495,345	73,188
	Sun Communities Inc.	536,022	69,147
			1,631,703
Technology (19.1%)
*	DoorDash Inc. Class A	2,903,799	789,804
*	Cloudflare Inc. Class A	2,546,950	546,550
	Vertiv Holdings Co. Class A	3,272,167	493,639
	Seagate Technology Holdings plc	1,822,389	430,193
*	Datadog Inc. Class A	2,770,105	394,463
	Monolithic Power Systems Inc.	389,863	358,924
	Marvell Technology Inc.	3,694,048	310,559
*	Snowflake Inc. Class A	1,286,786	290,235
*	Zscaler Inc.	867,205	259,867
*	Fortinet Inc.	2,790,644	234,637
*	Atlassian Corp. Class A	1,424,899	227,556
*	Super Micro Computer Inc.	4,346,951	208,393
*	MongoDB Inc.	662,302	205,565
	VeriSign Inc.	720,362	201,392
*	HubSpot Inc.	428,961	200,668
*	Tyler Technologies Inc.	370,727	193,950
*	GoDaddy Inc. Class A	1,185,866	162,262
*	Gartner Inc.	616,274	162,000
*	Pinterest Inc. Class A	4,878,328	156,936
	Microchip Technology Inc.	2,312,229	148,491
*	Reddit Inc. Class A	518,957	119,355
	Teradyne Inc.	681,547	93,808

			Shares	Market Value ($000)
*		Okta Inc.	721,476	66,159
*		CoreWeave Inc. Class A	294,746	40,336
		Bentley Systems Inc. Class B	625,955	32,224
*,1		Figma Inc. Class A	3,548	184
				6,328,150
Telecommunications (2.0%)
		Motorola Solutions Inc.	1,427,616	652,835
Utilities (5.6%)
		Constellation Energy Corp.	2,676,961	880,908
		Vistra Corp.	2,903,293	568,813
		Waste Connections Inc.	2,214,155	389,248
				1,838,969
Total Common Stocks (Cost $21,671,184)				33,035,397
		Coupon
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity Fund (Cost $128,736)	4.180%	1,287,456	128,746
Total Investments (100.2%) (Cost $21,799,920)				33,164,143
Other Assets and Liabilities—Net (-0.2%)				(74,207)
Net Assets (100%)				33,089,936
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $35,995.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $38,915 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2025	85	28,640	40
E-mini S&P Mid-Cap 400 Index	December 2025	89	29,247	(76)
				(36)

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
The fund had no open total return swap contracts at September 30, 2025.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2025, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.